UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	January 12, 2016

____________________________________________
Joy Global Inc.
(Exact name of Registrant as Specified in Its Charter)
____________________________________________

Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780,
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2016, the Board of Directors of Joy Global, Inc. (the “Company”) amended Article III, Section 3 of the Company’s Amended and Restated Bylaws (the “Bylaws”), to authorize the Company’s shareholders, by the affirmative vote of the holders of a majority of outstanding shares, to remove directors without cause. The amendment to the Bylaws became effective immediately.

The foregoing description is qualified in its entirety by the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2 Amended and Restated Bylaws of Joy Global Inc., effective January 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date:	January 12, 2016	By:	/s/ Matthew S. Kulasa
Matthew S. Kulasa
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Joy Global Inc., effective January 12, 2016.